UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2018

PARK CITY GROUP, INC.

(Exact name of Registrant as specified in its Charter)

Nevada	001-34941	37-1454128
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

299 South Main Street, Suite 2225, Salt Lake City, UT 84111
(Address of principal executive offices)

(435) 645-2000
(Registrant’s Telephone Number)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [  ]

Item 5.02       Departure of Directors or Certain Ofﬁcers; Election of Directors; Appointment of Certain Ofﬁcers; Compensatory Arrangements of Certain Ofﬁcers

On November 15, 2018, at the conclusion of the Annual Meeting of Stockholders (the “Annual Meeting”) of Park City Group, Inc. (the “Company”), the previously reported resignation of Richard Juliano as a director of the Company, became effective.  As previously disclosed, Mr. Juliano will continue to be involved with the Company as a consultant, working closely with the Company’s Sales Department.

Item 5.07       Submission of Matters to a Vote of Security Holders.

On November 15, 2018, the Company held its Annual Meeting. The matters voted upon at the Annual Meeting and the results of the voting are set forth below.

Proposal No. 1- Election of Directors

	For	Against	Abstain	Not Voted
Randall K. Fields	13,016,731	124,638	0	5,595,206
Robert W. Allen	13,032,934	108,435	0	5,595,206
William S. Kies, Jr.	11,833,212	1,308,157	0	5,595,206
Austin F. Noll, Jr.	12,126,098	1,015,271	0	5,595,206
Ronald C. Hodge	12,443,473	697,896	0	5,595,206

The Company’s Directors are elected by a plurality of the votes cast. Accordingly, each of the nominees named above was elected to serve on the Company’s Board of Directors until the Company’s 2019 annual meeting of stockholders, or until their successors are elected and qualified.

Proposal No. 2- Ratification of the Appointment of Haynie & Company as the Company’s Independent Auditors for the Fiscal Year Ending June 30, 2019.

For	Against	Abstain
18,090,252	638,302	8,021

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast at the Annual Meeting. Accordingly, stockholders ratified the appointment of Haynie & Company as the Company’s registered public accounting firm auditors for the fiscal year ending June 30, 2019.

For more information about the foregoing proposals, please review the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on October 4, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK CITY GROUP INC.

Date: November 16, 2018	By:	/s/ Todd Mitchell
Todd Mitchell
Chief Financial Officer